EXHIBIT 99.13

CONSOLIDATED ANALYTICS POOL 2 DUE DILIGENCE EXECUTIVE SUMMARY

EXECUTIVE SUMMARY

THIRD PARTY DUE DILIGENCE REVIEW

September 17, 2026

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on residential mortgage loans originated by Pennymac Corp. (the “Client”). The review included a total of 303 residential mortgage loans in connection with the securitization identified as PMTLT 2026-DSC1 (the “Securitization”). The Review was conducted from January 2026 and August 2026 on mortgage loans originated between November 2025 and July 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

•	Validate borrower(s) monthly gross income

•	Validate funds required to close, required reserves

•	Review file documentation for required level of income and asset verifications

ii.	Employment Status

•	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

•	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations : PITI, HOA, PMI, etc.

•	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

•	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

•	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

•	Review credit report for credit history and required credit depth including any / all inquiries

•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.

Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrower’s income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

o	The consumer’s debt obligations, alimony, child support; and

o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.

Verification of compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High-Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High-Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.

Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.

Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal was eligible for FHLMC Collateral Rep and Warrant Relief. In the event the CU score was greater than 2.5, or the appraisal was Not Eligible for FHLMC Collateral R&W Relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. Based on guidance from the seller, secondary valuation products may have been provided on loans that had an acceptable CU score or were Eligible for FHLMC R&W Relief.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (303 loans in total):

Eight (8) loans had an AVM, seven (7) loans had a Secondary Appraisal, and one hundred twenty-eight (128) loans had Desk Reviews. Consolidated Analytics has independent access to the valuation products ordered by the Client.

If a loan with an AVM or Desk Review fell outside of a -10% tolerance, had an AVM FSD score that exceeded allowable thresholds, or was inconclusive, then an additional secondary valuation product was obtained. There were two (2) occurrences of this. In these instances, one (1) Secondary Appraisal was obtained, which supported value.

There were zero (0) PIW loans.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the three hundred three (303) mortgage loans reviewed, two hundred five (205) unique mortgage loans (67.66% by loan count) had a total of three hundred one (301) discrepancies across thirteen (13) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Calculated DSCR	116	38.54%
MIN No	69	22.92%
Note Date	61	20.27%
Loan Purpose	22	7.31%
Property Type	13	4.32%
Qualifying LTV	4	1.33%
Qualifying CLTV	4	1.33%
Sales Price	3	1.00%
Property Value	3	1.00%
Amortization Term	2	0.66%
Qualifying FICO	2	0.66%
First Payment Date	1	0.33%
Maturity Date	1	0.33%
Grand Total	301	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	252	$83,350,793.00	83.17%
Event Grade B	49	$14,656,150.00	16.17%
Event Grade C	1	$615,000.00	0.33%
Event Grade D	1	$278,600.00	0.33%
Total Sample	303	$98,900,543.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	262	86.47%
Event Grade B	39	12.87%
Event Grade C	1	0.33%
Event Grade D	1	0.33%
Total Sample	303	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	301	99.34%
Event Grade B	2	0.66%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	303	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	291	96.04%
Event Grade B	12	3.96%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	303	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have more than one exception. In such cases, the exception resulting in the lowest grade would drive the loan grade for that component of the review. The overall loan grade is the lowest grade for any one review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total

Credit	A	No Credit Findings	183
		Rent Loss Insurance Missing	10
		Third Party Fraud Report not Provided	8
		Missing Business Entity Formation Document	8
		The Total Hazard Coverage is LESS than the Required Coverage Amount	6
		Business Purpose Affidavit/Disclosure Missing	5
		Missing Lender Income Calculation Worksheet	5
		Satisfactory Chain of Title not Provided	4
		Asset Qualification Does Not Meet Guideline Requirements	4
		The Deed of Trust is Incomplete	4
		Verified Liquid Assets Insufficient For Closing	4
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	3
		Missing Property Tax Cert	3
		Borrower 1 Photo Identification not provided	3
		Hazard Insurance Policy is Partial	3
		Missing VOM or VOR	3
		Third Party Fraud Report Partially Provided	3
		PUD Rider is Missing	3
		Assets do not meet guideline requirements	3
		Missing Lease Agreement	3
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	3
		Missing evidence of self employment	2
		Borrower Rental Experience Not Within Guidelines	2
		Borrower 2 Photo Identification not provided	2
		Asset 1 Does Not Meet Guideline Requirements	2
		Loan does not conform to program guidelines	2
		Guideline Seasoning not Met	2
		Hazard Insurance Effective Date is after the Disbursement Date	2
		Missing Prepayment Rider	2
		1-4 Family Rider is Missing	2
		Borrower Contributions Do Not Met Guideline Minimum	1
		The Note is Incomplete	1
		Asset 4 Does Not Meet Guideline Requirements	1
		Borrower 1 Deed of Trust Signature does not match Note	1
		Borrower 3 Deed of Trust Signature does not match Note	1
		Application Profile Missing	1

Exception Type	Exception Level Grade	Exception Category	Total

		Borrower 2 Credit Report is Missing	1

		Calculated Initial Payment and Initial Principal and Interest Payment do not match	1

		The Final 1003 is Missing	1

		Cash Out Does Not Meet Guideline Requirements	1

		HO6 Insurance Policy Effective Date is after the Note Date	1

		Missing letter of explanation	1

		Tradelines do not meet Guideline Requirements	1

		Missing Letter of Explanation (Credit)	1

		Fraud Report Shows Uncleared Alerts	1

		Missing operating income statement form 216	1

		Borrower 2 Deed of Trust Signature does not match Note	1

		Condo Rider is Missing	1

		The Deed of Trust is Missing	1

		Credit History - Derogatory Accounts Without Sufficient Explanation	1

		The Final 1003 is Not Executed	1

		Missing Trust Agreement	1

		The Note is Missing	1

		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	1

		Housing History Does Not Meet Guideline Requirements	1

		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	1

		Title Document is Partially Present	1

		DSCR is less than guideline minimum	1

		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	1

		Flood Insurance Policy Missing	1

		Potential Occupancy/Current Address Issues identified in the file	1

		Missing attorney opinion letter/trust review documentation	1

		Total Credit Grade (A) Exceptions:	321

	B	Title Coverage is Less than Subject Lien	6
		Approval/Underwriting Summary Not Provided	6
		Approval/Underwriting Summary Partially Provided	5
		Missing VOM or VOR	3
		Housing History Does Not Meet Guideline Requirements	3
		Audited Interested Party Contribution Exceeds Guideline Program Maximum	2
		Purchase Contract is Incomplete	2
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	2

Exception Type	Exception Level Grade	Exception Category	Total

		Original LTV (OLTV) does not meet eligibility requirement(s)	1

		Borrower Rental Experience Not Within Guidelines	1

		Borrower 1 Credit Report is Incomplete	1

		Cash To Borrower does not meet eligibility requirement(s)	1

		Asset 5 Does Not Meet Guideline Requirements	1

		Guideline Seasoning not Met	1

		Property Title Issue	1

		Satisfactory Chain of Title not Provided	1

		Rent Loss Insurance Missing	1

		Audited Reserves are less than Guideline Required Reserves (Number of Months)	1

		Verification of Borrower Liabilities Missing or Incomplete	1

		Tradelines do not meet Guideline Requirements	1

		Asset 2 Does Not Meet Guideline Requirements	1

		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1

		Income and Employment Do Not Meet Guidelines	1

		Hazard Insurance Policy is Partial	1

		Total Credit Grade (B) Exceptions:	45

	C	Purchase Contract is Expired	1
		Total Credit Grade (C) Exceptions:	1

	D	The Final 1003 is Missing	1
		Missing VOM or VOR	1
		Total Credit Grade (D) Exceptions:	2

Compliance	A	No Compliance Findings	287
		Final CD: Estimated Taxes, Insurance, & Assessments “In escrow? is incomplete or inaccurate “	1
		Total Compliance Grade (A) Exceptions:	288
	B	Late Charge Percent is greater than 6%	2
		Total Compliance Grade (B) Exceptions:	2

Property	A	No Property Findings	275
		Third Party Valuation Product Not Provided within 10% Tolerance	4
		HOA Questionnaire is Missing	4
		Property/Appraisal General	2
		Condo Approval Missing	2
		Incorrect Appraisal Form For Property Type	1
		The appraiser was not licensed (Primary Value)	1
		Total Property Grade (A) Exceptions:	289
	B	Condo Approval Missing	4
		Property/Appraisal General	3
		Ineligible Property	3
		Was lowest appraised value used to qualify is No	1
		Property Issue(s) are Present	1
		Total Property Grade (B) Exceptions:	12

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the guidelines published. Employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review, or the credit file was not furnished.

Compliance Event Grades
A	The loan complies with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	Nonmaterial exceptions identified but do not impact the enforceability of the mortgage loan or statute of limitations has expired on the loan. Remedy to cure or reasonably good faith effort to re-disclose was made to conform to applicable laws and regulations. All cures are fully documented by copies of the originator refund letter to the borrower, referencing the violation, canceled check, and proof of delivery.
C	The loan violates one material law or regulation. A benefit to the borrower cannot be determined. Required material disclosures are absent from the loan file, or the legal documents do not accurately reflect the loan terms agreed upon. All required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review, or the required legal documents were not furnished.

Valuation Event Grades
A	Secondary value is supported within 10% of the original appraisal value. AVM used as a secondary valuation product has a value within 10% of the original appraised value and an FSD score less than or equal to .15. The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed, and the appraisal form is compliant with Uniform Standards of Professional Appraisal Practices (USPAP), Financial Institutions Reform, Recovery and Enforcement Act of 1989 (FIRREA) and satisfies applicable legal and regulatory requirements.
B	Additional secondary valuation products were obtained to support the original appraised value within 10%. The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value cannot be supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition, or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed, or the appraisal was not performed using USPAP and FIRREA compliant appraisal forms
D	The appraisal is missing from the loan file or there was not sufficient valuation documentation to perform a review. AVM was used as a secondary value with a FSD > 0.15, or an AVM performed by a non-Fitch-reviewed vendor.